UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23763

First Trust Real Assets Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2217

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a)	The Report to Shareholders is attached herewith.

FIRST TRUST REAL ASSETS FUND

Class A Shares - FTRDX

Class I Shares - FTREX

Annual Report

March 31, 2024

First Trust Capital Management L.P. | 225 W. Wacker Dr. | Suite 2160 | Chicago, IL 60606 | P: 773.828.6700

First Trust Real Assets Fund
This report and the financial statements contained herein are provided for the general information of the shareholders of the First Trust Real Assets Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

FIRST TRUST REAL ASSETS FUND
MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)
Executive-Level Overview
We like to preface our Annual Shareholder Letter with an Executive-Level Overview to reinforce our investment process and current mindset in present market conditions.
The prior year was marked by aggressive responses to rapid inflation through monetary policy, increasing geopolitical tension, and developed economies displaying resilience despite recessionary fears. However, while headline inflation has shown signs of easing and the economy has outperformed consensus expectations, persistent high core inflation along with seismic shifts in the economy and geopolitics pose a multifaceted challenge for asset allocators going forward. These shifts indicate a transition to a new investment landscape, prompting a reassessment of risk asset behaviors. Our primary focus remains guiding investors through this evolving environment. Amidst amplified volatility in both equity and debt markets, short-term disruptions complicate portfolio management and how to best respond to economic data. Our unwavering approach prioritizes building robust, uncorrelated portfolios that we believe are capable of delivering positive absolute performance across diverse market cycles. This strategy has proven to be prudent, offering investors protection from adverse outcomes despite the increased market turbulence across our range of strategies.
While global interest rates moving higher over the year certainly impacted many long duration asset classes (chiefly public equities), one trend on which we have been acutely focused is the capital flight observed internationally across public and private markets. As the higher-for-longer interest rate environment continues and more companies and assets run into financing issues (either through debt maturities, free-cash-flow problems, or a combination of both), we expect these capital vacuums to present both challenges and opportunities for investors as we move through 2024. Our team remains excited about the prevailing market environment and opportunity set that we expect to unfold over the coming quarters. However, we remain acutely aware of the numerous macro- and micro-level factors that have the potential to drive global risk markets in the months to come.
As is customary in our Annual Shareholder Letter, we will review what we believe to be the important drivers of performance and opportunity in the Fund for the past fiscal year period.
First Trust Real Assets Fund
Over the one-year period ending March 31, 2024, the Fund produced a net return of +0.21%, underperforming the Bloomberg Investment Grade REITs Index return of +7.11%. The real estate lending exposure was the best performing sub-sector within the Fund, adding +3.11% to total net return. The real estate equity exposure subtracted -2.90% from net return. From a risk profile, the Fund displayed an attractive 1.18% annualized volatility over this period. The Fund’s core real estate exposure has seen valuation pressures since its launch, while its real estate debt positioning has partially offset these losses.
Although Real Estate Investment Trusts (REITs) rallied in 2023 in hopes that the top in interest rates had been reached, there were challenges for core real estate equity as reflected by private real estate sector returns. Our investment approach remained consistent in this strategy led by a tactical decision to target underlying Commercial Real Estate (CRE) lending positions. During the year, we also directed additional capital towards more defensive and diversified managers capable of generating positive leverage and net operating income from assets that are less susceptible to fluctuations in interest rates and economic cycles. We believe that these managers are well positioned to offer resilient exposure against potential economic downturns through strategic allocations across a range of real estate sectors.

Our primary strategic focus during the year was on bridge lending opportunities as well as select equity opportunities in very high-quality assets from non-economic sellers, particularly those with renovations or other plans to add additional value to their properties. 2024 is a large interest rate cap and maturity wall with many existing loans expiring for real estate equity sponsors, and many will no longer be able to prolong difficult economic choices. Given this uncertainty, we preferred opportunities within real estate lending and targeted core real estate equity strategies that were not impacted by this dynamic. Factoring in constraints surrounding traditional financing avenues, our attention shifted to identifying potential in floating rate senior secured lending, recognizing it as an enticing source of relative value. During the year, our portfolio managers consistently emphasized the advantageous landscape for real estate debt, highlighting the heightened exposure within their portfolios to superior assets and robust risk-adjusted returns. Based on the current and go-forward expected yields of underlying positions within the Fund’s portfolio, we remain confident in the Fund’s ability to generate net investment income that is sufficient to cover the intended distribution rate of the Fund, as it did over the previous fiscal year.
As always, we thank you for your continued support and intend to work hard to maintain it. We truly appreciate your trust and confidence in First Trust Capital Management.
Kind Regards,

Michael D. Peck, CFA	Brian R. Murphy
Chief Executive Officer, Co-Chief Investment Officer	Co-Chief Investment Officer
mpeck@firsttrustcapital.com	bmurphy@firsttrustcapital.com

First Trust Real Assets Fund
FUND PERFORMANCE
March 31, 2024 (Unaudited)

Performance of a $10,000 Investment

12,000
10,000
8,000
6/22
9/22
12/22
3/23
6/23
9/23
12/23
3/24
First Trust Real Assets Fund (Class I)
Bloomberg Investment Grade: REITs (USD) Index

This graph compares a hypothetical $10,000 investment in the Fund’s Class I Shares with a similar investment in the Bloomberg Investment Grade: REITs (USD) Index. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.
The Bloomberg Investment Grade: REITs (USD) Index measures the performance of the U.S. investment grade REIT market. The index invests in investment grade real estate company securities in the United States. The index is unmanaged and it is not available for investment.
Average Annual Total Returns as of March 31, 2024	One Year	Since Inception
First Trust Real Assets Fund – Class I (Inception Date June 29, 2022)	0.21%	(0.98)%
Bloomberg Investment Grade: REITs (USD) Index	7.11%	3.96%
Performance of a $10,000 Investment and Cumulative Total Returns are from the date of the offering of shares to the public on June 29, 2022.
The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (877) 779-1999.
Fund performance is shown net of fees. For the Fund’s current expense ratios, please refer to the Consolidated Financial Highlights Section of this report. Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.
Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Trustees and Shareholders
First Trust Real Assets Fund
Opinion on the financial statements
We have audited the accompanying consolidated statement of assets and liabilities of First Trust Real Assets Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2024, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for year then ended and for the period from May 2, 2022 (commencement of investment operations) through March 31, 2023, the consolidated financial highlights for the year then ended and the period from May 2, 2022 (commencement of investment operations) through March 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2024, the results of its operations and cash flows for the year then ended, the changes in its net assets for year then ended and for the period from May 2, 2022 (commencement of investment operations) through March 31, 2023, and the financial highlights for the year then ended and for the period from May 2, 2022 (commencement of investment operations) through March 31, 2023, in conformity with accounting principles generally accepted in the United States of America.
Basis for opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31 2024, by correspondence with the custodians, underlying fund managers and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ GRANT THORNTON LLP
We have served as the auditor of one or more of First Trust Capital Management L.P.’s investment companies since 2016.
Dallas, Texas
June 5, 2024

First Trust Real Assets Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2024

Principal Amount1		Value
	ASSET-BACKED SECURITIES – 4.8%
$119,219	Home Partners of America Trust Series 2021-2, Class F, 3.799%, 12/17/20262	$106,866
	Pretium Mortgage Credit Partners, LLC
139,774	Series 2022-NPL1, Class A1, 2.981%, 1/25/20522,3,4	136,271
190,605	Series 2023-RN1, Class A1, 8.232%, 9/25/20532,3,4	193,109
	PRP Advisors, LLC
161,495	Series 2021-3, Class A1, 1.867%, 4/25/20262,3,4	159,003
	Saluda Grade Alternative Mortgage Trust
227,330	Series 2023-FIG3, Class A, 7.067%, 8/25/20532,3,5	236,103
227,330	Series 2023-FIG3, Class B, 7.712%, 8/25/20532,3	234,057
	TOTAL ASSET-BACKED SECURITIES (Cost $1,041,959)	1,065,409
	BANK LOANS – 2.3%
	CIRE Alto OpCo, LLC
500,000	10.800%, 11/29/20246	500,000
	TOTAL BANK LOANS (Cost $500,000)	500,000
Number of Shares
	CLOSED-END FUNDS – 7.3%
111,073	Pender Real Estate Credit Fund – Class I	1,115,173
43,328	Stepstone Private Infrastructure Fund – Class I*	499,567
	TOTAL CLOSED-END FUNDS (Cost $1,602,120)	1,614,740
Principal Amount1
	COLLATERALIZED MORTGAGE OBLIGATIONS – 12.4%
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes Series 2022-HQA3, Class M2, 10.670% (30-Day SOFR Average+535 basis points), 8/25/20422,3,7	272,215
200,000	Series 2023-HQA2, Class M1B, 8.670% (30-Day SOFR Average+335 basis points), 6/25/20432,3,7	211,896
	GCAT Trust
250,000	Series 2021-NQM6, Class M1, 3.414%, 8/25/20662,3,5	171,434
172,849	Series 2022-NQM4, Class A3, 5.730%, 8/25/20672,3,4	172,499
	GS Mortgage-Backed Securities Trust
227,000	Series 2023-CCM1, Class B1, 7.512%, 8/25/20532,3,5	223,626
223,019	Series 2023-PJ4, Class A15, 6.000%, 1/25/20542,3,5	223,882
	JP Morgan Mortgage Trust
168,105	Series 2016-4, Class B3, 3.808%, 10/25/20462,3,5	152,777
120,700	Series 2016-4, Class B4, 3.808%, 10/25/20462,3,5	84,997
164,947	Series 2016-4, Class B5, 3.808%, 10/25/20462,3,5	88,661

First Trust Real Assets Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

Principal Amount1		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$250,000	New Residential Mortgage Loan Trust Series 2022-NQM1, Class M1, 3.601%, 4/25/20612,3,5	$180,122
200,000	Radnor RE Ltd. Series 2022-1, Class M1B, 12.070% (30-Day SOFR Average+675 basis points), 9/25/20322,3,7	215,160
250,000	Series 2021-1, Class M2, 8.470% (30-Day SOFR Average+315 basis points), 12/27/20332,3,7	253,830
	Verus Securitization Trust
200,000	Series 2021-1, Class M1, 1.968%, 1/25/20662,3,5	152,212
200,000	Series 2021-7, Class B1, 4.143%, 10/25/20662,3,5	151,961
200,000	Series 2024-1, Class B1, 7.909%, 1/25/20692,3,5	198,954
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $2,807,275)	2,754,226
Number of Shares
	PRIVATE INVESTMENT FUNDS – 16.4%
465,543	CBRE U.S. Core Partners LP	747,797
N/A8	HillPointe Workforce Partnership IV LP*,9	292,007
N/A8	Nuveen Real Estate U.S. Cities Industrial Fund6	779,704
N/A8	Nuveen Real Estate U.S. Cities Multifamily Fund LP6	155,281
N/A8	Oak Street Real Estate Capital Net Lease Property Fund LP	1,303,212
N/A8	Wynwood BN, LLC	356,184
	TOTAL PRIVATE INVESTMENT FUNDS (Cost $3,968,675)	3,634,185
	REAL ESTATE INVESTMENT TRUSTS – 37.7%
65,424	Bailard Real Estate Investment Trust LP	2,017,663
N/A8	Cire Real Estate Investment Trust, Inc.	1,850,611
71,592	Invesco Real Estate Income Trust, Inc.6	1,999,070
67,333	Jones Lang LaSalle Income Property Trust, Inc. – Class M-I	814,053
63,139	RREEF Property Trust, Inc. – Class D	868,164
34,445	Starwood Real Estate Income Trust, Inc.6	788,292
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $9,118,735)	8,337,853
	SHORT-TERM INVESTMENTS – 15.3%
3,387,040	Morgan Stanley Institutional Liquidity Fund – Government Portfolio – Institutional Class, 5.15%10	3,387,040
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,387,040)	3,387,040
	TOTAL INVESTMENTS – 96.2% (Cost $22,425,805)	21,293,453
	Assets in Excess of Other Liabilities – 3.8%	849,036
	TOTAL NET ASSETS – 100.0%	$22,142,489

LLC – Limited Liability Company

First Trust Real Assets Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS — Continued
As of March 31, 2024

LP – Limited Partnership
* Non-income producing security.
1 Local currency.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $3,819,635, which represents 17.25% of the total net assets of the Fund.
3 Callable.
4 Step rate security.
5 Variable rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
6 The value of these securities was determined using significant unobservable inputs. These are reported as Level 3 securities in the Fair Value Hierarchy table located in Note 8.
7 Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
8 Investment does not issue shares.
9 All or a portion of this investment is a holding of FTRAF Sub1 LLC.
10 The rate is the annualized seven-day yield at period end.
Securities With Restrictions on Redemptions	Redemptions Permitted	Redemption Notice Period	Cost	Fair Value	Original Acquisition Date
Bailard Real Estate Investment Trust, Inc.1	Quarterly	30 Days	$2,321,586	$2,017,663	6/29/2022
CBRE U.S. Core Partners, LP1	Quarterly	60 Days	950,000	747,797	9/30/2022
Cire Real Estate Investment Trust, Inc.	Quarterly	90 Days	1,746,997	1,850,611	3/31/2023
Hillpointe Workforce Partnership IV, LP1	Not Permitted	N/A	302,500	292,007	3/9/2023
Invesco Real Estate Income Trust, Inc.	Monthly	30 Days	2,150,808	1,999,070	4/29/2022
Nuveen Real Estate U.S. Cities Industrial Fund1	Quarterly	45 Days	825,000	779,704	10/2/2023
Nuveen Real Estate U.S. Cities Multifamily Fund LP1	Quarterly	45 Days	206,175	155,281	10/3/2022
Oak Street Real Estate Capital Net Lease Property Fund, LP1	Quarterly	60 Days	1,335,000	1,303,212	10/31/2022
Pender Real Estate Credit Fund – Class I2	Quarterly	N/A	1,102,120	1,115,173	5/2/2022
RREEF Property Trust, Inc. – Class D1	Quarterly	N/A	1,049,854	868,164	5/6/2022
Starwood Real Estate Income Trust, Inc.	Monthly	2 Days	879,351	788,292	4/29/2022
Stepstone Private Infrastructure Fund – Class I2	Quarterly	N/A	500,000	499,567	1/23/2024
Wynwood BN, LLC1	Not permitted	N/A	350,000	356,184	1/26/2023
Totals:			$13,719,391	$12,772,725

1 Securities generally offered in private placement transactions and as such are illiquid and generally restricted as to resale.
2 The Closed-End Fund can institute a limit on redemptions at the fund level of 5% of the net asset value of the Closed-End Fund.
See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of March 31, 2024 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Asset-Backed Securities	4.8%
Bank Loans	2.3%
Closed-End Funds	7.3%
Collateralized Mortgage Obligations	12.4%
Private Investment Funds	16.4%
Real Estate Investment Trusts	37.7%
Short-Term Investments	15.3%
Total Investments	96.2%
Other Assets in Excess of Liabilities	3.8%
Total Net Assets	100.0%
See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2024

Assets:
Investments, at fair value (cost $22,425,805)	$21,293,453
Cash	613,481
Receivables:
Due from Adviser	311,258
Dividends and interest	68,528
Prepaid expenses	8,651
Total assets	22,295,371
Liabilities:
Payables:
Audit fee	43,100
Distribution fees – Class I (Note 3)	16,287
Shareholder reporting fees	4,853
Chief Compliance Officer fees	2,217
Fund services expense	5,291
Tax service fees	22,000
Legal	57,408
Accrued other expenses	1,726
Total liabilities	152,882
Net Assets	$22,142,489
Components of Net Assets
Paid-in Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$23,248,232
Total accumulated deficit	(1,105,743)
Net Assets	$22,142,489
Class I Shares:
Net assets applicable to shares outstanding	$22,142,489
Shares of beneficial interest issued and outstanding	2,368,039
Net asset value, price per share	$9.35
See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2024

Investment Income:
Dividends	$127,349
Interest	475,079
Total investment income	602,428
Expenses:
Advisory fees	300,893
Legal fees	183,807
Trustees’ fees and expenses	57,000
Tax services	52,481
Registration fees	46,497
Audit fee	46,200
Chief Compliance Officer fees	27,100
Distribution fees – Class I (Note 3)	25,676
Shareholder reporting fees	21,185
Fund services expense	19,807
Offering costs (see Note 2)	14,690
Insurance fees	10,399
Miscellaneous	3,175
Total expenses	808,910
Advisory fees waived	(300,893)
Other expenses absorbed	(137,317)
Net expenses	370,700
Net investment income	231,728
Realized and Unrealized loss:
Net realized gain on investments	31,103
Net change in unrealized appreciation/depreciation on investments	(225,275)
Net realized and unrealized loss on investments	(194,172)
Net Increase in Net Assets from Operations	$37,556
See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2024	For the Period May 2, 20221 Through March 31, 2023
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$231,728	$415,811
Net realized gain (loss) on investments	31,103	(3,968)
Net change in unrealized appreciation/depreciation on investments	(225,275)	(907,077)
Net increase (decrease) resulting from operations	37,556	(495,234)
Distributions to Shareholders	(553,177)	(198,105)
Return of capital	(353,776)	—
Total distributions to shareholders	(906,953)	(198,105)
Capital Transactions:
Net proceeds from shares sold:
Class I	3,577,538	24,210,580
Reinvestment of distributions:
Class I	23,632	9,027
Cost of shares repurchased:
Class I	(3,429,301)	(786,251)
Net increase resulting from capital transactions	171,869	23,433,356
Total increase (decrease) in net assets	(697,528)	22,740,017
Net Assets
Beginning of period	22,840,017	100,0002
End of period	$22,142,489	$22,840,017
Capital Share Transactions:
Shares sold:
Class I	378,091	2,430,026
Shares reinvested:
Class I	2,479	928
Shares repurchased:
Class I	(363,744)	(79,741)
Net increase in capital share transactions	16,826	2,351,213

1 Commencement of investment operations
2 First Trust Capital Management L.P. (the “Investment Manager”) made the initial share purchase of $100,000 on April 1, 2022. The total initial share purchase of $100,000 included 10,000 Class I Shares purchased at $10.00 per share.
See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2024

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$37,556
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(6,735,749)
Sales of long-term portfolio investments	5,803,530
Return of capital dividends received	389,252
Purchase/Sales of short-term investments, net	1,110,410
Increase in due from adviser	(156,394)
Decrease in dividends and interest	13,828
Decrease in deferred organizational and offering costs (see Note 2)	14,689
Increase in prepaid expenses	(3,602)
Increase in audit fee	23,100
Increase in distribution fees – Class I (Note 3)	2,144
Increase in shareholder reporting fees	2,873
Increase in chief compliance officer fees	2,217
Decrease in fund services expense	(237)
Increase in tax service fees	7,500
Increase in legal fees	57,408
Decrease in accrued other expenses	(866)
Net amortization on investments	(23,896)
Net realized loss on investments	120,484
Net change in unrealized appreciation/depreciation on investments	225,275
Net cash used for operating activities	889,521
Cash flows provided by (used for) financing activities:
Proceeds from shares sold	3,577,538
Redemption of shares	(3,429,301)
Dividends paid to shareholders, net of reinvestments	(883,321)
Net cash used for financing activities	(735,084)
Net increase in cash	154,437
Cash:
Beginning of period	459,044
End of period	$613,481
Supplemental disclosure of non-cash activities:
Reinvested dividends	$23,632
See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Year Ended March 31, 2024	For the Period May 2, 2022* Through March 31, 2023
Net asset value, beginning of period	$9.71	$10.00
Income from Investment Operations:
Net investment income1	0.10	0.25
Net realized and unrealized loss on investments	(0.08)	(0.46)
Total from investment operations	0.02	(0.20)
Less Distributions:
From net investment income	(0.23)	(0.09)
From net realized gain	(0.01)	(0.00)2
From return of capital	(0.14)	—
Total from distributions	(0.38)	(0.09)
Net asset value, end of period	$9.35	$9.71
Total return	0.21%	(2.03)%3
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$22,142	$22,840
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.61%	4.73%4
After fees waived and expenses absorbed	1.65%	1.65%4
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.92)%	(0.26)%4
After fees waived and expenses absorbed	1.04%	2.81%4
Portfolio turnover rate	32%	2%3

* Commencement of investment operations.
1 Based on average shares outstanding for the period.
2 Less than 0.005
3 Not Annualized.
4 Annualized.
See accompanying Notes to the Consolidated Financial Statements.

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
March 31, 2024

Note 1 — Organization
First Trust Real Assets Fund (the “Fund”), is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund. The Fund operates under an Amended and Restated Agreement and Declaration of Trust dated June 15, 2022 (the “Declaration of Trust”). First Trust Capital Management L.P. serves as the investment adviser (the “Investment Manager”) of the Fund. Angel Oak Capital Advisors, LLC serves as sub-adviser to the Fund (the “Sub-Adviser” or “Angel Oak”). The Investment Manager and the Sub-Adviser are investment advisers registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund currently offers shares of beneficial interest (the “Shares”) in Class I Shares and Class A Shares. Only Class I Shares have been issued as of March 31, 2024.
The Fund’s investment objective is to seek to achieve long-term real return through current income and long-term capital appreciation. Real return is total return after adjusting for inflation.
Class I Shares of the Fund commenced operations on April 29, 2022, and investment operations commenced on May 2, 2022. On June 29, 2022, the Fund commenced the public offering of Class I Shares. The Shares are generally offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares are issued at net asset value (“NAV”) per Share. No holder of Shares (each, a “Shareholder”) has the right to require the Fund to redeem its Shares.
The Shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Fund’s Board of Trustees (the “Board” and the members thereof, “Trustees”). Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights with respect to that distribution plan.
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies.”
(a) Consolidation of Subsidiary
The Fund may invest up to 25% of its total assets in its subsidiary, FTRAF Sub1 LLC, a Delaware limited liability company and wholly-owned and controlled subsidiary of the Fund. The Consolidated Schedule of Investments, Consolidated Summary of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cashflows and Consolidated Financial Highlights of the Fund include the accounts of the FTRAF Sub1 LLC. All inter-company accounts and transactions have been eliminated in the consolidation of the Fund. FTRAF Sub1 LLC is advised by the Investment Manager and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. FTRAF Sub1 LLC will generally invest in limited partnerships that invest in direct real estate. As of March 31, 2024, the net assets of FTRAF Sub1 LLC were $299,744, or approximately 1.4% of the Fund.
Note 2 — Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

the generally accepted accounting principles in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.
(a) Valuation of Investments
UMB Fund Services, Inc., the Fund’s administrator (“UMBFS”), calculates the Fund’s NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).
For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Manager as the valuation designee (in such capacity, the “Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Manager carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.
The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.
Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time NAV is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Valuation Designee not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers. Futures index options will be valued at the mid-point between the last bid price and the last ask price on the relevant Determination Date at the time NAV is determined. The mid-point of the last bid and the last ask is also known as the “mark”.
Fixed-income securities with a remaining maturity of sixty (60) days or more will normally be valued according to dealer-supplied mean quotations or mean quotations from a recognized pricing service. Fixed-income securities for which market quotations are unavailable or are believed by the Valuation

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

Designee not to reflect market value will be valued based upon broker-supplied quotations, provided that if such quotations are unavailable or are believed by the Valuation Designee not to reflect market value, such fixed-income securities will be valued using valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of sixty (60) days or less are valued by the Valuation Designee at amortized cost, which the Valuation Designee has determined to approximate fair value.
Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities will be valued at fair value as determined in good faith by the Valuation Designee.
The Fund will generally value shares of exchange-traded funds (“ETFs”) at the last sale price on the exchange on which the ETF is principally traded. The Fund will generally value shares of open-end investment companies and closed-end investment companies that do not trade on one or more of the U.S. national securities exchanges at their respective NAVs.
The Fund will generally value private investment funds in accordance with the value determined as of such date by each private investment fund in accordance with the private investment fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in a private investment fund will represent the amount that the Fund could reasonably expect to receive from the private investment fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that the private investment fund does not report a value to the Fund on a timely basis, the Fund will determine the fair value of such private investment fund based on the most recent final or estimated value reported by the private investment fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the underlying manager of a private investment fund.
The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the underlying manager of a private investment fund at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with GAAP and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular private investment fund. In other cases, as when a private investment fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in private investment fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the private investment fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.
Where deemed appropriate by the Valuation Designee and consistent with the Investment Company Act, investments in private investment funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration.

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

The Fund values its investments in real estate investment trusts (“REITs”) based in large part on valuations provided by the external property managers of the REITs or third-party appraisers. These fair value calculations will involve significant professional judgment by the external property managers of the REITs in the application of both observable and unobservable attributes. The calculated NAVs of the REIT’s assets may differ from their actual realizable value or future fair value. The Valuation Designee may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in REITs, these valuations have a considerable impact on the Fund’s NAV.
For each period that the NAVs of the REITs are calculated by the external property managers of such REITs and Sub-REITs, each REIT’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such REIT when the valuations and income are reported. The Valuation Designee may conclude, in certain circumstances, that the information provided by any such external property manager does not represent the fair value of the Fund’s investment in a REIT and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Valuation Designee may determine to value the Fund’s investment in the REIT at a discount or a premium to the reported value received from the REIT. Any such decision will be made in good faith by the Valuation Designee, under the oversight of the Board.
In certain circumstances, the Valuation Designee may determine that a private investment fund’s or REIT’s NAV shall be adjusted more frequently. For these investments, the NAVs are adjusted daily based on the total return that each private investment fund or REIT is estimated by the Valuation Designee to generate during the period (adjusted net asset value). The Valuation Designee monitors these estimates daily and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Valuation Designee.
The Valuation Designee will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to changes in credit risk, construction risk, the financial strength of the borrower, and the debt instrument’s spread to US Treasuries. The Fund will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the mid-point of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Valuation Designee may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Valuation Designee will fair value the investment using another methodology. In its fair valuation assessment process, the Valuation Designee may consider any information it deems appropriate including from external valuation consultants.
The Investment Manager and/or the Sub-Adviser act as investment adviser to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Investment Manager and/or Sub-Adviser or their affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, given that the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration. Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s NAV if the judgments regarding appropriate valuations should prove incorrect. In no event does the Distributor (defined below) have any responsibility for any valuations of the Fund’s investments (including the accuracy, reliability or completeness thereof) or for the valuation processes utilized for the Fund, and the Distributor disclaims any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations. The Distributor has no duty to calculate the NAV of Fund Shares or to inquire into, or liability for, the accuracy of the NAV per Share (including a class thereof) as calculated by or for the Fund.

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and expense is recorded net of applicable withholding taxes on the ex-dividend date and interest income and expense, including where applicable, accretion of discount and amortization of premium on investments, is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Consolidated Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Code applicable to RICs and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.
Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.
The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the period from the commencement of the Fund’s investment operations on May 2, 2022 through the year ended March 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(d) Closed-End Funds (“CEFs”)
A CEF is a pooled investment vehicle that is registered under the Investment Company Act and whose shares may be listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.
(e) Private Investment Funds
Private Investment Funds generally exempt under Section 3(c)(1) or 3(c)(7) of the Investment Company Act invest or trade in a wide range of securities. When the Fund invests in securities issued

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

by Private Investment Funds, it will bear its pro rata portion of the Private Investment Funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A Private Investment Fund in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investment in the Private Investment Fund. There can be no assurance that the investment objective of a Private Investment Fund will be achieved. A Private Investment Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Private Investment Fund at a time that is unfavorable to the Fund. In addition, one Private Investment Fund may buy the same securities that another Private Investment Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.
(f) Distributions to Shareholders
The Fund intends to make quarterly distributions to its shareholders equal to 5% annually of the Fund’s NAV per Share (the “Distribution Policy”). This predetermined dividend rate may be modified by the Board from time to time, and increased to the extent of the Fund’s investment company taxable income that it is required to distribute in order to maintain its status as a RIC. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.
For financial reporting purposes, dividends and distributions to Shareholders are recorded on the ex-date. If, for any distribution, available cash is less than the amount of this predetermined dividend rate, then assets of the Fund will be sold and such disposition may generate additional taxable income. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as the remaining net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess amount distributed would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Payments in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the Shares. After such adjusted tax basis is reduced to zero, the payment would constitute capital gain (assuming the Shares are held as capital assets). This Distribution Policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The Distribution Policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gains.
A Shareholder whose shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash.
(g) Organizational and Offering Costs
Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, Statement of Additional Information and/or marketing materials, and the

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of offering costs as of the date of the accompanying financial statements was $14,690. Offering costs were amortized over the twelve month period from May 2, 2022 through May 2, 2023 on a straight line basis.
Organizational costs incurred by the Fund have been reimbursed by the Investment Manager and are subject to recoupment by the Investment Manager in accordance with the Expense Limitation and Reimbursement Agreement (defined and discussed in Note 3). Offering costs are also subject to the Expense Limitation and Reimbursement Agreement.
Note 3 — Investment Advisory and Other Agreements and Activity with Affiliates
The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly fee equal to 1.35% on an annualized basis of the Fund’s net assets determined as of month-end (the “Investment Management Fee”), subject to certain adjustments.
Pursuant to a separate sub-advisory agreement among the Fund, the Investment Manager and Angel Oak, Angel Oak receives a portfolio management fee equal to 0.50% on an annualized basis of such sub-advised assets’ average daily net assets as of each month-end, subject to certain adjustments. The Sub-Adviser’s fee is paid by the Investment Manager out of the Investment Management Fee.
The Investment Manager has also entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure that Total Annual Expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, (such as litigation expenses)) do not exceed 2.40% and 1.65% of the average daily net assets of Class A Shares and Class I Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses absorbed by the Investment Manager, the Investment Manager may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, and (b) the limitation on Fund expenses at the time of the recoupment. The Expense Limitation and Reimbursement Agreement may not be terminated by the Fund or the Investment Manager until April 29, 2024. Thereafter, the Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms unless terminated by the Fund or the Investment Manager upon 30 days’ advanced written notice. Because taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 2.40% and 1.65% for the Class A Shares and Class I Shares, respectively.
For the year ended March 31, 2024, the Investment Manager has waived $300,893 in advisory fees and absorbed $137,317 in other expenses. At March 31, 2024, the amount of these potentially recoverable expenses was $894,675. The Investment Manager may recapture all or a portion of this amount no later than March 31st of the year stated below:
2026	$456,465
2027	438,210
Total	$894,675

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

Pursuant to exemptive relief from the SEC, the Fund has adopted a distribution and service plan for Class A Shares and Class I Shares (the “Distribution and Service Plan”). The Fund may pay a distribution and servicing fee (the “Distribution and Servicing Fee”) of up to 1.00% and 0.25% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares and Class I Shares, respectively, to qualified recipients. Payment of the Distribution and Servicing Fee is governed by the Distribution and Service Plan for Class A Shares and Class I Shares which, pursuant to the conditions of the exemptive order issued by the SEC, has been adopted by the Fund with respect to the applicable class in compliance with Rule 12b-1 under the Investment Company Act. Pursuant to the Distribution and Service Plan, the Fund paid $25,676 as Distribution Fee for Class I Shares, as reported on the Consolidated Statement of Operations.
First Trust Portfolios L.P. (the “Distributor”), an affiliate of the Investment Manager, currently serves as the Fund’s distributor. UMBFS serves as the Fund’s fund accountant, transfer agent and administrator; and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.
A Trustee and certain officers of the Fund are employees of UMBFS. The Fund does not compensate trustees and officers affiliated with the Fund’s administrator. For the year ended March 31, 2024, the Fund’s allocated fees incurred for Trustees are reported on the Consolidated Statement of Operations.
Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2024 are reported on the Consolidated Statement of Operations.
Ernst & Young LLP provides tax services to the Fund. The Fund’s allocated fees incurred for tax services for the year ended March 31, 2024 are reported on the Consolidated Statement of Operations.
Note 4 — Federal Income Taxes
The Fund has elected to be treated and intends to qualify as a RIC for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes substantially all of its income and gains each year.
At March 31, 2024, gross unrealized appreciation and depreciation of investments and short securities owned by the Fund, based on cost for federal income tax purposes, were as follows:
Cost of investments	$22,279,557
Gross unrealized appreciation	$310,413
Gross unrealized depreciation	(1,296,517)
Net unrealized depreciation on investments	$(986,104)
The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in securities transactions.
GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended March 31, 2024, permanent differences in book and tax accounting have been reclassified to paid-in capital, and total distributable deficit as follows:
Increase (Decrease)
Paid-in Capital	Total Distributable Deficit
$(14,690)	$14,690

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

As of March 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	(119,639)
Unrealized depreciation on investments	(986,104)
Total accumulated deficit	$(1,105,743)
The tax character of distributions paid during the year ended March 31, 2024 and March 31, 2023 were as follows:
Distribution paid from:	2024	2023
Ordinary income	$470,178	$195,938
Net long-term capital gains	82,999	2,167
Tax return of capital	353,776	—
Total taxable distributions	$906,953	$198,105
As of March 31, 2024, the Fund had no short-term or long-term net capital loss carryovers.
Note 5 — Investment Transactions
For the year ended March 31, 2024, purchases and sales of investments, excluding short-term investments, were $6,735,749 and $5,803,530, respectively.
Note 6 — Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.
Note 7 — Repurchase of Shares
The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting quarterly repurchase offers. In each repurchase offer, the Fund may offer to repurchase its Shares at their NAV as determined as of approximately January 22, April 22, July 22 and October 22, of each year, as applicable (each such date, a “Valuation Date”). Each repurchase offer will be for no less than 5% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered shares repurchased by the Fund.

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

The results of the repurchase offers conducted during the year ended March 31, 2024, are as follows:
	Repurchase Offer	Repurchase Offer	Repurchase Offer	Repurchase Offer
Commencement Date	March 22, 2023	June 21, 2023	September 20, 2023	December 21, 2023
Repurchase Request Date	April 21, 2023	July 21, 2023	October 20, 2023	January 19, 2024
Repurchase Pricing Date	April 21, 2023	July 21, 2023	October 20, 2023	January 19, 2024
Net Asset Value as of Repurchase Pricing Date
Class I Shares	$9.61	$9.51	$9.39	$9.32
Amount Repurchased
Class I Shares	$674,701	$607,718	$889,257	$1,247,626
Percentage of Outstanding Shares Repurchased
Class I Shares	2.97%	2.64%	3.91%	5.54%
Note 8 — Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.
Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

In accordance with Accounting Standards Update (“ASU”) 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) investments valued at the NAV as practical expedient are no longer included in the fair value hierarchy.
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2024:
	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$1,065,409	$—	$1,065,409
Bank Loans	—	—	500,000	500,000
Closed-End Funds	1,614,740	—	—	1,614,740
Collateralized Mortgage Obligations	—	2,754,226	—	2,754,226
Private Investment Funds	—	—	934,985	934,985
Real Estate Investment Trusts	1,682,218	—	2,787,362	4,469,580
Short-Term Investments	3,387,040	—	—	3,387,040
Subtotal	$6,683,998	$3,819,635	$4,222,347	$14,725,980
Private Investment Funds				2,699,200
Real Estate Investment Trusts				3,868,273
Total Investments				$21,293,453
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:
	Bank Loans	Private Investment Funds	Real Estate Investment Trusts
Balance as of March 31, 2023	$—	$201,829	$6,106,231
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Total gains or losses for the period
Included in earnings (or changes in net assets)	—	(91,844)	(2,539,353)
Included in other comprehensive income	—	—	—
Net purchases	500,000	825,000	—
Net sales	—	—	(779,516)
Balance as of March 31, 2024	$500,000	$934,985	$2,787,362
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$—	$(91,844)	$(2,539,353)

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

The following table presents additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2024:
Investments	Fair Value	Valuation Technique(s)	Unobservable Input	Range of Input
Bank Loans	$500,000	Recent Transaction Price	Recent Transaction Price	N/A
Private Investments Funds	$934,985	Adjusted Net Asset Value	Reported net asset/fair value adjustments	N/A
Real Estate Investment Trusts	$2,787,362	Adjusted Net Asset Value	Reported net asset/fair value adjustments	N/A
Note 9 — Risk Factors
An investment in the Fund involves various risks. The Fund invests in and actively trades securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity and fixed income securities.
No guarantee or representation is made that the investment program will be successful.
Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/ or other public health issues, financial institution instability or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, bank failures, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund's performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.
Note 10 — Recently Issued Accounting Pronouncements and Regulatory Updates
In March 2020, the FASB issued ASU No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848) — Deferral of the Sunset Date of Topic 848, which extends the period through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the consolidated financial statements.
In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03). The accounting standard update clarifies the guidance in Topic 820 when measuring the fair value of an equity security subject to contractual restrictions that prohibit the sale of an equity security and introduces new disclosure requirements for equity securities subject to contractual sale restrictions and measured at fair value in accordance with Topic 820. The amendments are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management is currently evaluating the impact that adoption of this new accounting standard will have on its consolidated financial statements, but the impact of the adoption is not expected to be material.

First Trust Real Assets Fund
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued
March 31, 2024

Note 11 — Events Subsequent to the Period End
In preparing these consolidated financial statements, management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein.
The Board declared a cash dividend of $0.11675 per share from undistributed net investment income, payable on April 3, 2024 to Shareholders of record as of the close of business on April 2, 2024. The ex-dividend date was April 3, 2024.
The Board authorized the Fund to offer to repurchase Shares from Shareholders in an amount up to 7.00% of the net assets of the Fund with an April 22, 2024 Valuation Date. Shareholders that desired to tender Shares for repurchase were required to do so on April 22, 2024. The total amount of tendered Shares was $1,544,327 for this repurchase offer.
On April 2, 2024, the Fund entered into a $1,000,000 line of credit with TriState Capital Bank.
There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements.

First Trust Real Assets Fund
FUND INFORMATION
March 31, 2024 (Unaudited)

The Trustees and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available without charge, upon request, by calling the Fund at (877) 779-1999.
INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	17	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	17	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since September 2021	Retired (since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	17	Trustee, Quaker Investment Trust (3 portfolios) (registered investment company).

First Trust Real Assets Fund
FUND INFORMATION — Continued
March 31, 2024 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher** Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2020	Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024 – Present); President and Trustee, Investment Managers Series Trust II (registered investment company) (2013 – Present); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – 2023).	17	President and Trustee, Investment Managers Series Trust II (33 portfolios) (registered investment company).
Michael Peck Year of Birth:1980 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present) President and Co-CIO, Vivaldi Capital Management LP
(2012 – March 2024); Portfolio Manager, Coe Capital Management (2010 – 2012); Senior Financial Analyst and Risk Manager, the Bond Companies
			(2006 – 2008).	N/A	N/A
Chad Eisenberg Year of Birth: 1982 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operating Officer, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012 – Present); Chief Operating Officer, Vivaldi Capital Management LP (2012 – March 2024); Director, Coe Capital Management LLC (2010 – 2011).	N/A	N/A

First Trust Real Assets Fund
FUND INFORMATION — Continued
March 31, 2024 (Unaudited)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX* OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since September 2018	Senior Vice President, Client Services
(2017 – Present), Vice President, Senior Client Service Manager
			(2013 – 2017), Assistant Vice President, Client Relations Manager (2002 – 2013), UMB Fund Services, Inc.	N/A	N/A

* As of March 31, 2024 the fund complex consists of the Fund, AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, Infinity Core Alternative Fund, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund and Variant Impact Fund.
** Mr. Gallagher is deemed an interested person of the Fund because of his affiliation with the Fund’s Administrator.

First Trust Real Assets Fund
FUND INFORMATION — Continued
March 31, 2024 (Unaudited)

Board Consideration of the Continuation of the Investment Management Agreement and Subadvisory Agreement
At a meeting of the Board of Trustees (the “Board” and the members thereof, “Trustees”) held on March 6 – 7, 2024 (the “Meeting”), the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), approved the continuation of the investment management agreement between First Trust Capital Management L.P. (the “Investment Manager”) and the First Trust Real Assets Fund (the “Fund”) (the “Investment Management Agreement”) and the sub-advisory agreement among the Investment Manager, the Fund and Angel Oak Capital Advisors, LLC (the “Sub-Adviser” and, together with the Investment Manager, the “Advisers”) (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”).
In advance of the Meeting, the Board requested and received materials from the Advisers to assist them in considering the approval of the Advisory Agreements. Among other things, the Board reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether to approve either Advisory Agreement. Nor are the items described herein all encompassing of the matters considered by the Board. Pursuant to relief granted by the U.S. Securities and Exchange Commission (the “SEC”) in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the Meeting was held by videoconference.
The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Advisory Agreements.
NATURE, EXTENT AND QUALITY OF SERVICES
The Board reviewed and considered the nature and extent of the investment advisory services provided by the Advisers to the Fund under the Advisory Agreements, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Advisers to the Fund, including, among other things, providing office facilities, equipment, and personnel. The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of the Advisers who provide the investment advisory and administrative services to the Fund. The Board determined that the Advisers’ portfolio managers and key personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Advisers’ compliance policies and procedures, including those used by the Investment Manager to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund was satisfactory.
PERFORMANCE
The Board considered the investment performance of the Advisers with respect to the Fund, noting that the Advisers also act as investment adviser to certain funds with a similar investment objective and strategy. The Board considered the performance of the Fund for the period from the Fund’s inception on April 29, 2022 to January 31, 2024 and various other periods. The Board further considered performance information of the Fund compared to other comparable peer funds and indices. The Board considered the overall performance of the Fund and concluded that the performance of the Fund was satisfactory.

First Trust Real Assets Fund
FUND INFORMATION — Continued
March 31, 2024 (Unaudited)

FEES AND EXPENSES
The Board reviewed the advisory fee rate, sub-advisory fee rate and total expense ratio of the Fund, noting that the Investment Manager pays the Sub-Adviser from its fee. The Board compared the advisory fee and total expense ratio for the Fund with various comparative data, including third-party reports on the expenses of other comparable funds. The Board noted that the Fund’s advisory fees and expenses were comparable to the fees and expenses payable by other comparable peer funds. In addition, the Board noted that the Investment Manager has contractually agreed to limit total annual operating expenses and that such agreement would automatically renew for consecutive one-year terms unless the agreement was terminated. The Board concluded that the advisory fees paid by the Fund, the sub-advisory fees payable to the Sub-Adviser and total expense ratio were reasonable and satisfactory in light of the services provided.
BREAKPOINTS AND ECONOMIES OF SCALE
The Board reviewed the structure of the advisory fees under the Investment Management Agreement and the fees paid by the Investment Manager to the Sub-Adviser under the Sub-Advisory Agreement, neither of which included breakpoints. The Board considered the Fund’s advisory fees and the fees paid by the Investment Manager to the Sub-Adviser and concluded that such fees were reasonable and satisfactory in light of the services provided. The Board also noted that the Investment Manager did not anticipate economies of scale as the Fund grows.
PROFITABILITY OF INVESTMENT MANAGER AND SUB-ADVISER
The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager from its relationship to the Fund. The Board also reviewed the Investment Manager’s and Sub-Adviser’s financial condition. The Board noted that the financial condition of each of the Investment Manager and Sub-Adviser appeared stable. The Board determined that the advisory and sub-advisory fees and the compensation to the Investment Manager and Sub-Adviser were reasonable and the financial condition of each was adequate.
ANCILLARY BENEFITS AND OTHER FACTORS
The Board also discussed other benefits to be received by the Investment Manager from its management of the Fund including, without limitation, reputational benefits and the ability to market other investment products offered by the Investment Manager. The Board noted that (i) the Fund’s distributor is an affiliate of the Investment Manager and receives certain compensation in its role as distributor and for other services related to the Fund, which are paid by the Investment Manager; and (ii) an affiliate of the Investment Manager receives management fees for assets held in the Fund by such affiliate’s wealth management clients for services and resources provided by the affiliate to its clients. The Board noted that the Investment Manager and the Sub-Adviser did not have affiliations with the Fund’s transfer agent, administrator or custodian, and in the case of the Sub-Adviser, the distributor, and therefore would not derive any benefits from the relationships these parties may have with the Fund. The Board noted that the Sub-Adviser did not anticipate receiving any demonstratable benefits from its relationship with the Fund other than additional brand awareness. The Board concluded that the advisory fees and sub-advisory fees were reasonable in light of the fall-out benefits.
GENERAL CONCLUSION
Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements.

First Trust Real Assets Fund
FUND INFORMATION — Continued
March 31, 2024 (Unaudited)

Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at www.sec.gov or without charge and upon request by calling the Fund at (877)-779-1999.
Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (877)-779-1999 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.
Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (877) 779-1999 or on the SEC website at www.sec.gov.
First Trust Real Assets Fund
235 West Galena Street
Milwaukee, WI 53212
Toll Free: (877) 779-1999
	TICKER	CUSIP
First Trust Real Assets Fund – Class I Shares	FTREX	33742N202

(b)	Not applicable.

ITEM 2. CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s code of ethics are written standards that are reasonably designed to deter wrongdoing and to promote: (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant; (3) Compliance with applicable governmental laws, rules, and regulations; (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) Accountability for adherence to the code.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)	The registrant does not intend to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website.

(f)	The registrant has included with this filing, pursuant to Item 13(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a)	The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $53,100 for 2023 (this includes $10,000 of fees for the audit of the Fund’s seed financials) and $43,100 for 2024.

Audit-Related Fees

(b)	The aggregate fees billed for the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2024.

Tax Fees

(c)	The aggregate fees billed for the last two fiscal years for professional services rendered by the principal accountant for the review and preparation of tax returns are $0 for 2023 and $0 for 2024.

All Other Fees

(d)	The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2024.

(e)	(1) The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the fiscal period from April 1, 2023 through March 31, 2024 that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2023 and $0 for 2024.

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Not applicable.

(b)	Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

First Trust Capital Management L.P.

PROXY POLICY AND PROCEDURE

INTRODUCTION

First Trust Capital Management L.P. (“FTCM”) acts as either the advisor or sub-advisor to a number of registered investment companies (the “Funds”). In accord with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, FTCM has adopted the following policies and procedures to provide information on FTCM’s proxy policy generally as well as on procedures for each of the Funds specifically (the “Proxy Policy and Procedure”). These policies and procedures apply only to FTCM. Investment managers engaged as sub-advisors for one of the Funds are required to vote proxies in accord with their own policies and procedures and any applicable management agreements.

GENERAL GUIDELINES

FTCM’s Proxy Policy and Procedure is designed to ensure that proxies are voted in a manner (i) reasonably believed to be in the best interests of the Funds and their shareholders1 and (ii) not affected by any material conflict of interest. FTCM considers shareholders’ best economic interests over the long term (i.e., addresses the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

FTCM has adopted voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Funds generally invest and may be revised in FTCM’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, considering all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, FTCM typically will rely on the individual portfolio managers who invest in and track particular companies as they are the most knowledgeable about, and best suited to make decisions regarding, particular proxy matters. In addition, FTCM may conduct research internally and/or use the resources of an independent research consultant. FTCM may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

FTCM acknowledges its responsibility to identify material conflicts of interest related to voting proxies. FTCM’s employees are required to disclose to the Chief Compliance Officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with FTCM, any affiliate or any person associated with FTCM, will be considered only to the extent that FTCM has actual knowledge of such relationships. FTCM then takes appropriate steps to address identified conflicts. Typically, in those instances when a proxy vote may present a conflict between the interests of the Fund, on the one hand, and FTCM’s interests or the interests of a person affiliated with FTCM on the other, FTCM will abstain from making a voting decision and will document the decision and reasoning for doing so.

1 Actions taken in accord with the best interests of the Funds and their shareholders are those which align most closely with the Funds’ stated investment objectives and strategies.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. In such situations, FTCM may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate FTCM to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

FTCM will not discuss with members of the public how they intend to vote on any particular proxy proposal.

SPECIAL CONSIDERATIONS

The Funds are subject to the restrictions of Sections 12(d)(1)(A)(i) and (B)(i) of the Investment Company Act of 1940 (the “Act”). Generally, these provisions require that any fund and any entity controlled by that fund (including ETFs that are registered investment companies) may not (i) own, in the aggregate, more than three percent (3%) of the total outstanding voting securities of any registered open-end or closed-end investment company, including money market funds2; (ii) invest more than 5% of its total assets in any one investment company; or (iii) invest more than 10% of its total assets in the securities of other investment companies. Section 12(d)(1)(F) of the Act provides that the Section 12(d)(1) limitations do not apply to the securities acquired by a fund if (x) immediately after the purchase or acquisition of not more than 3% of the total outstanding stock of such registered investment company is owned by the fund and all affiliated persons of the fund, and (y) the fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than one and a half percent (1.5%). In the event that one of Funds relies upon Section 12(d)(1)(F), FTCM, acting on behalf of the Fund, will, when voting with respect to any investment company owned by the Fund, comply with either of the following voting restrictions:

●	Seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or
●	Vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

In addition to Section 12(d)(1)(F), Rule 12d1-4 under the Act states that a registered investment company (“Acquiring Fund”) may purchase or otherwise acquire the securities issued by another registered investment company (the “Acquired Fund”) in excess of the limits of Section 12(d)(1) and an Acquired Fund may sell or otherwise dispose of the securities issued by the Acquiring Fund in excess of the limits of Section 12(d)(1) if certain conditions are met. One of the conditions is that if the Acquiring Fund and its advisory group (as defined by Rule 12d1-4), in aggregate (A) hold more than 25% of the outstanding voting securities of an Acquired Fund that is a registered open-end management investment company or registered unit investment trust as a result of a decrease in the outstanding voting securities of an Acquired Fund, or (B) hold more than 10% of the outstanding voting securities of an Acquired Fund that is a registered closed-end management investment company or business development company, each of those holders will vote its securities in the same proportion as the vote of all other holders of such securities. When relying on Rule 12d1-4, the Fund will comply with such voting restrictions as required by Rule 12d1-4 and any applicable provision in the respective Fund of Funds Agreement with the Acquired Fund.

2 The three percent (3%) limit is measured at the time of investment.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

ISS ProxyEdge

FTCM has a contractual relationship with Institutional Shareholder Services Inc. (“ISS”) through which ISS provides certain proxy management services to FTCM’s portfolio management teams. Specifically, ISS (i) provides access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports, execute vote instructions and run reports relevant to Subscriber’s proxy voting environment; (ii) implements and maps FTCM’s designated proxy voting policies to applicable accounts and generates vote recommendations based on the application of such policies; and (iii) monitors FTCM’s incoming ballots, performs ballot-to-account reconciliations with FTCM and its third party providers to help ensure that ISS is receiving all ballots for which FTCM has voting rights.

ISS provides two options for how proxy ballots are executed:

1.	Implied Consent: ISS executes ballots on FTCM’s behalf based on policy guidelines chosen at the time FTCM entered into the relationship with ISS.
2.	Mandatory Signoff: ISS is not permitted to mark or process any ballot on FTCM’s behalf without first receiving FTCM’s specific voting instructions via ProxyExchange.

FTCM has opted for Option 1. Implied Consent and in so doing has chosen to allow ISS to vote proxies on its behalf “with management’s recommendations.” FTCM has the option, however, to change its vote from the “with management’s recommendations” default at any point prior to the voting deadline if the portfolio managers following the subject company determine it is in the best interests of the Funds and their shareholders to do so. In those instances when the subject company’s management has not provided a voting recommendation, FTCM will either vote based on its own determination of what would align most closely with the best interests of the Funds and their shareholders or will opt to allow ISS to submit an “abstain” vote on its behalf. In addition, in those limited instances when share blocking3 may apply, FTCM has instructed ISS not to cast a vote on FTCM’s behalf unless FTCM provides specific instructions via ProxyExchange.

FUND-SPECIFIC POLICIES AND PROCEDURES

Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund (collectively, the “Funds of Funds”) are “fund of funds” that invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”). While it is unlikely that the Funds of Funds will receive notices or proxies from Investment Funds (or in connection with any other portfolio securities), to the extent that the Funds of Funds do receive such notices or proxies and the Funds of Funds have voting interests in such Investment Funds, the responsibility for decisions regarding proxy voting for securities held by the Funds of Funds lies with FTCM as their advisor. FTCM will vote such proxies in accordance with the proxy policies and procedures noted above.

3 Proxy voting in certain countries requires share blocking. Shareholders wishing to vote their proxies must deposit their shares shortly before the meeting date with a designated depositary. During this blocking period, any shares held by the designated depositary cannot be sold until the meeting has taken place and the shares have been returned to FTCM’s custodian banks. FTCM generally opts not to participate in share blocking proxies given these restrictions on their ability to trade.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

The Funds of Funds are required to file Form N-PX with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Funds of Funds Form N-PX filings will be available: (i) without charge, upon request, by calling 1.877.779.1999 or (ii) by visiting the SEC’s website at www.sec.gov.

All Other Funds

With the exception of the First Trust Merger Arbitrage Fund and First Trust Merger Arbitrage ETF, Infinity Core Alternative Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, First Trust Private Assets Fund, and First Trust Hedged Strategies Fund, the Funds for which FTCM is presently either an advisor or a sub-advisor are managed by multiple internal and external portfolio management teams. As noted above, the policies and procedures outlined within this Proxy Policy and Procedure apply to those securities being held in that portion of the Funds’ portfolios managed by a FTCM portfolio manager only (including Infinity Core Alternative Fund).

Each Fund will be required to file Form N-PX annually, with its complete proxy voting record for the twelve (12) months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, from the Fund’s administrator or (ii) by visiting the SEC’s website at www.sec.gov.

First Trust Capital Management | 225 W. Wacker Drive | 21st Floor | Chicago, IL 60606 | P: 773.828.6700 | F: 847.386.2910

Proxy Voting

Application to Investment Advisers

The Compliance team for Angel Oak Capital Advisors, LLC conducts the compliance function for multiple investment advisers registered with the U.S. Securities Exchange Commission (“SEC”):

1.	Angel Oak Capital Advisors, LLC
2.	Falcons I, LLC

The Proxy Voting Policy (the “Policy”) applies to each of the registered investment advisers listed above (each an “Adviser” and, collectively, the “Advisers”).

Policy

The Advisers as a matter of policy and as a fiduciary to our Clients1 have responsibility for voting proxies for portfolio securities consistent with the best economic interests of our Clients. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, which exercise voting authority with respect to Client securities, are required by Rule 206(4)-6 of the Investment Advisers Act of 1940 to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interests of Clients, including how an adviser addresses material conflicts that can arise between an adviser’s interests and those of its Clients; (b) disclose to Clients how they obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to Clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to its Clients. In addition, SEC Rule 204-2(c)(2) requires investment advisers that exercise voting authority with respect to Client securities to maintain certain records relating to the adviser’s proxy voting activities.

The Advisers will vote all proxies in the best interests of Clients and in accordance with the procedures outlined below, unless otherwise mandated by Client instructions, the investment management agreement, or applicable law. Our policy includes the responsibility to receive and vote Client proxies and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

When voting proxies for holdings of U.S. Registered Funds managed by the Advisers, please review the relevant Trust’s Proxy Voting Policy.

[1]	Clients of the Advisers may include: Publicly offered open-end and closed-end registered investment companies registered under the Investment Company Act of 1940 (“Registered Funds”); a publicly offered Undertaking for Collective Investment of Transferable Securities (UCITS) fund registered with the Central Bank of Ireland (“UCITS Fund”); private investment funds organized as pooled investment vehicles exempt from registration under the Investment Company Act of 1940 by Section 3(c)(1) or 3(c)(7) (“Private Funds”); publicly traded real estate investment trusts (“Public REITs”); pooled investment vehicles exempt from registration under the Investment Company Act of 1940 by Section 3(c)(5) (“3(c)(5) Funds”); and institutional and high net-worth individual investors (“Separately Managed Accounts”).

Proxy Voting	1

When voting proxies for Client holdings in other Registered Funds, please ensure voting decisions comply with the relevant Trust’s Fund of Funds Investments Policy and the Advisers’ Affiliated Fund Investments Policy.

Procedures

●	If Clients delegate proxy voting to the Advisers, the relevant Clients’ custodians are connected to ProxyEdge, a third-party proxy management system from Broadridge used to track and vote proxies. This set-up is part of the Compliance team’s new Client onboarding process. The Advisers have not engaged ProxyEdge, Broadridge, or any other third-party for proxy advisory services. The Compliance team must preclear any use of prepopulated or automated voting in ProxyEdge.

●	The Compliance team adds all portfolio managers as users in ProxyEdge if the portfolio manager oversees holdings that have proxy votes.

●	Prior to voting any proxy, the portfolio manager of the holding with the proxy vote, in consultation with the Compliance team if necessary, will determine if there are any conflicts of interest related to the proxy. If a conflict is identified, the Compliance team will decide as to whether the conflict is material. If it is deemed to be material, the conflict will be addressed as outlined below. In addition to analyzing whether there are conflicts of interest, the portfolio manager is required to determine that any information relied upon to vote the proxy is believed to be materially accurate and complete.

●	Absent material conflicts, the portfolio manager will determine how the relevant Adviser should vote the proxy in accordance with applicable voting guidelines as described below. It is the relevant portfolio manager’s duty to ensure that all proxy votes are cast in a timely manner.

Voting Guidelines

●	In the absence of specific voting guidelines from the Client, the Advisers will vote proxies in the best interests of each particular Client. The Advisers’ policy is to vote all proxies from a specific issuer the same way for each Client unless instructed otherwise by a Client or unless there is a situation where the differing investment objectives of Clients lead to different voting directions being in the best interest of different Clients. Clients are permitted to place reasonable restrictions on each Adviser’s voting authority in the same manner they place restrictions on the selection of account securities or establish other investment guidelines.

●	In certain situations, proxy voting is delegated to sub-advisors who advise on the relevant investments undergoing a proxy. These proxies are managed solely by the sub-advisor and are not tracked by the Advisers. As indicated in the Advisers’ Sub-Advisor Due Diligence Policy, the Advisers review the sub-advisor’s proxy voting policy to confirm the policy is effective and complies with the SEC’s requirements. On a quarterly basis, the Compliance team will confirm with any relevant sub-advisor whether they are maintaining appropriate records with respect to the proxies voted on behalf of the Advisers’ Clients.

●	The Advisers will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors, unless conflicts of interest are raised by an auditor’s non-audit services. The Advisers will seek to maximize long-term value for Clients, protect Clients’ rights, and promote governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders.

Proxy Voting	2

●	The Advisers will generally vote against proposals that cause board members to become entrenched or that cause unequal voting rights.

●	In reviewing proposals, the Advisers will further consider the opinion of management as well as the effect of the proposal on management, shareholder value, and the issuer’s business practices. Throughout the proxy voting window, the Advisers will assess all known and publicly available information with respect to the proxy vote. This can include information made available by the issuer after the proxy vote has been initiated but prior to the proxy vote submission deadline. For example, this may entail information released by the issuer in response to recommendations made by proxy advisory firms.

●	In certain circumstances, the Advisers may refrain from voting where the economic or other opportunity cost to a Client of voting a company’s proxy exceeds any anticipated benefits (for the relevant Client) of that proxy proposal. In each situation, the relevant portfolio manager’s decision not to vote will be documented, reviewed by Compliance, and retained in the relevant Adviser’s books and records. The portfolio manager will be required to confirm that they believe that refraining from voting is in the best interest of the relevant Client.

Additional ERISA Considerations

The Advisers may manage assets of a benefit plan for the purposes of Title I of the Employment Retirement Income Security Act of 1974 (“ERISA”). For each ERISA fund managed, the Advisers would need to comply with ERISA’s Fiduciary Duties Regarding Proxy Voting and Shareholder Rights rule (the “ERISA Rule”). The ERISA Rule is largely in-keeping with this Policy. The ERISA Rule adds additional emphasis regarding ERISA fiduciaries’ requirement to carry out all proxy votes prudently and solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to participants and beneficiaries, additionally noting that ERISA fiduciaries must act solely in accordance with the economic interest of the plan considering only factors that they prudently determine will affect the economic value of the plan’s investment based on a determination of risk and return over an appropriate investment horizon. The ERISA Rule contains additional due diligence and monitoring requirements with respect to the selection and use of third-party proxy advisory firms. The Advisers do not use a proxy advisory firm as noted below.

Conflicts of Interest

●	The Advisers will identify any conflicts that exist between the interests of any Adviser and any Client by reviewing the relationship of the Advisers with the issuer of each security to determine if any Adviser has any relationship with the issuer.

●	The Advisers will identify any conflicts that exist between the interests of any Client and another Client by reviewing each Client’s holdings in the relevant issuer to ensure whether any Client’s holdings at other levels in the issuer’s capital structure conflict with the holdings for which there is a proxy vote.

●	If a material conflict of interest exists, the relevant Adviser will disclose the conflict to the affected Client(s), to give the Client(s) an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third-party voting recommendation.

●	The Advisers will maintain a record of the voting resolution of any conflict of interest.

Proxy Voting	3

Client Requests for Information

●	All Client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Compliance team.

●	In response to any request, the Compliance team will prepare a written response to the Client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how the relevant Adviser voted the Client’s proxy with respect to each proposal about which the Client inquired.

Use of Third-Party Proxy Advisory Services

Registered investment advisers can use independent third-party proxy advisory services to assist the adviser by making recommendations regarding how proxies should be voted. The use of proxy advisory services does not relieve an adviser’s obligation to vote in the client’s best interest nor remove an adviser’s obligation to provide full and fair disclosure of any conflicts of interest. Currently, the Advisers predominantly trade fixed-income products which generally do not hold proxy votes and therefore very few proxies are voted by the Advisers. Given the limited number of proxies, the Advisers have not engaged a third-party proxy advisory service. In the future, the Advisers may engage such a service. At that time, the Advisers would be required to vet the independence of the firm engaged to cast those votes, ascertain whether the firm has the capacity and competency to adequately analyze proxy voting issues, evaluate the staffing adequacy and quality of the firm’s personnel, and review the robustness of the firm’s policies and procedures to ensure accurate votes and mitigate conflicts of interest.

In addition, given the Advisers’ obligations to provide full and fair disclosure to their Clients of all material facts relating to the advisory relationship, any future engagements with proxy advisory firms will be disclosed to all Clients. If the Advisers use any automated or pre-populated voting services provided by the proxy advisory firms, the Advisers would disclose the extent of that use and under what circumstances the Advisers use such services. Moreover, the Advisers would need to create policies and disclosures to address the use of automated or pre-populated voting in cases where the Advisers become aware before the proxy voting submission deadline that the issuer intends to file or has filed additional soliciting materials with the SEC regarding a matter to be voted upon.

Certification

Portfolio managers are required to certify each quarter, that all proxies, if any, voted by the portfolio manager have been voted in the best interest of the Client(s). Such certification will demonstrate that each Adviser’s personnel are periodically reminded of their obligations under this Policy even during extended periods of no proxy activity involving Client positions.

Regulatory Reporting

Form N-PX

Each U.S. Registered Fund has an obligation to file Form N-PX with the SEC no later than August 31 of each year, containing the proxy voting record of each Registered Fund for the twelve-month period ended June 30. Form N-PX is generally filed by the Registered Funds’ administrator.

Proxy Voting	4

The relevant Adviser of any Registered Fund will assist the administrator with the filing of Form N-PX by notifying the administrator of any proxy votes cast on behalf of a Registered Fund and providing the following information for each security for which a proxy vote was cast during the reporting period: (a) the name of the issuer; (b) the exchange ticker symbol; (c) the CUSIP identifier; (d) the shareholder meeting date; (e) a brief description of the matter voted on; (f) whether the matter was proposed by the issuer or by a security holder; (g) whether a vote was cast on behalf of the Registered Fund; (h) how the vote was cast (e.g., for or against the proposal, or abstain; for or withhold for election of directors); and (i) whether the registrant cast its vote for or against management.

The Compliance team will review for accuracy a draft of the Form N-PX provided by the administrator prior to filing and will provide the relevant Adviser’s authorization to file the Form N-PX with the SEC.

Form ADV

A brief summary of each Adviser’s proxy voting policy and procedures will be included in the Adviser’s Form ADV Part 2A and will be updated at least annually or at any time there are material changes to the policy or procedures. The summary will include information as to how Clients can request a copy of each Adviser’s proxy voting policy and procedures and how Clients can request information from the Adviser regarding how proxies were voted on behalf of the Client’s account.

Testing

In order to determine that the Advisers are casting votes on behalf of Clients consistent with this Policy, the Advisers’ Compliance team samples at least ten percent of the proxy votes cast on behalf of Clients on an annual basis to confirm compliance with the Policy.

As part of the Advisers’ annual review, the Advisers review and document at least annually the adequacy of this Policy to ensure that it has been formulated reasonably and implemented effectively, including whether the Policy continues to be reasonably designed to ensure that the Advisers cast any votes in the best interests of Clients.

Recordkeeping

The Advisers will retain the following proxy records in accordance with the SEC’s five-year retention requirement.

●	These policies and procedures and any amendments;

●	Each proxy statement that each Adviser receives which is detailed in an automated monthly report received from ProxyEdge which details the Advisers’ full proxy voting record;

●	A record of each vote that an Adviser casts;

●	Any document an Adviser created that was material to deciding how to vote proxies, or that memorializes that decision;

●	Any documentation of a determination that a conflict of interest exists and the resolution of that conflict; and

●	A copy of each written request from a Client for information on how an Adviser voted such Client’s proxies, and a copy of any written response.

Proxy Voting	5

Reviewed/Amended: March 21, 2018; August 31, 2018; July 24, 2019 (no changes); October 22, 2019; July 29, 2020; August 24, 2020; December 18, 2020; June 24, 2021; December 6, 2021; March 24, 2022; September 2, 2022; October 17, 2022; September 30, 2023 (no changes).

Proxy Voting	6

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	(1) The following table provides brief biographical information about the members of First Trust Capital Management L.P. (the “Investment Adviser”) and Angel Oak Capital Advisors, LLC, (the "Sub-Adviser"), who are primarily responsible for the day-to-day management of First Trust Real Assets Fund’s portfolio as of the date of the filing of this report:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Michael Peck	Chief Executive Officer & Co-Chief Investment Officer	Since Inception

Chief Executive Officer and Co-CIO, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2012

- Present); President and Co-CIO, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2012

– March 2024)

Portfolio Management
Brian Murphy	Co-Chief Investment Officer	Since Inception

Co-Chief Investment Officer and Portfolio Manager, First Trust Capital Management L.P. (formerly, Vivaldi Asset Management, LLC) (2014

- Present), Portfolio Manager, Vivaldi Capital Management LP (formerly, Vivaldi Capital Management, LLC) (2014 – March 2024)

Portfolio Management
Namit Sinha	Chief Investment Officer	5/31/2024	Chief Investment Officer, Angel Oak Capital Advisors, LLC 2018-present	Portfolio Management
Clayton Triick	Head of Portfolio Management of Public Strategies	5/31/2024	Senior Portfolio Manager, Angel Oak Capital Advisors, LLC 2011-2018; Head of Portfolio Management of Public Strategies, Angel Oak Capital Advisors, LLC 2024-present	Portfolio Management

7

(a)	(2) The following table provides information about portfolios and accounts, other than First Trust Real Assets Fund, for which the Portfolio Management Team Members are primarily responsible for the day-to-day management as of the end of the period covered by this report. Namit Sinha and Clayton Triick were added as portfolio managers of the Fund as of May 31, 2024, as such information presented below for each of them is as of May 31, 2024.

Name of Portfolio Management Team Member	Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Michael Peck	1 Account $16M	22 Accounts $262M	0 Accounts	6 Accounts $2,196M	7 Accounts $85M	0 Accounts
Brian Murphy	1 Account $16M	22 Accounts $262M	0 Accounts	6 Accounts $2,196M	14 Accounts $118M	0 Accounts
Namit Sinha	0 Accounts	13 Accounts $2B	0 Accounts	9 Accounts $4B	2 Accounts $420M	9 Accounts $53M
Clayton Triick	0 Accounts	1 Account $111M	0 Accounts	9 Accounts $4B	0 Accounts	13 Accounts $352M

Conflicts of Interest

The Investment Adviser, the Sub-Adviser and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Adviser, the Sub-Adviser or a Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Adviser, the Sub-Adviser or a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser and the Sub-Adviser have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Adviser and Sub-Adviser have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) The below information is provided as of March 31, 2024.

Mr. Peck and Mr. Murphy receive base salaries and bonuses, neither of which is based on performance, and are eligible to avail themselves of life insurance, medical and dental benefits offered to all employees of the Investment Adviser and to participate in the Investment Adviser’s 401(k) plan. In addition, they are members of VFT Holdings LP and receive compensation based on the overall profitability of the firm and its affiliates.

A competitive base salary and a performance-based bonus (paid in April each year) structure are in place for all asset management team members of Angel Oak. Portfolio managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual and firm. The discretionary bonus structure gives Angel Oak the ability to remain competitive under current market conditions affecting compensation across the industry. The compensation structure of key investment professionals is structured to incent long-term client retention and client service.

(a)(4) The following is listing of the dollar range of shares beneficially owned by each Portfolio Management Team Member as of March 31, 2024. Namit Sinha and Clayton Triick were added as portfolio managers of the Fund as of May 31, 2024, as such information presented below for each of them is as of May 31, 2024.

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member:
Michael Peck	$10,001 - $50,000
Brian Murphy	None
Namit Sinha	None
Clayton Triick	None

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Real Assets Fund

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Peck
Michael Peck, President
(Principal Executive Officer)

Date	June 7, 2024

By (Signature and Title)*	/s/ Chad Eisenberg
Chad Eisenberg, Treasurer
(Principal Financial Officer)

Date	June 7, 2024

* Print the name and title of each signing officer under his or her signature.